                                                                    Exhibit 10.3

                             CONFIDENTIAL TREATMENT

Nevada Power Company has requested that the marked portions of this document be accorded confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                               MASTER AMENDMENT TO
                      CONFIRMATION AGREEMENTS (NPC - POWER)

                            Dated as of June 4, 2002

         This Master Amendment to Confirmation Agreements (this "Confirmation Amendment") provided pursuant to and in accordance with the Western Systems Power Pool Agreement (the "WSPP Agreement") is made by and between the Nevada Power Company, a Nevada corporation ("Nevada Power") and wholly owned subsidiary of Sierra Pacific Resources, a Nevada corporation ("Sierra Pacific"), and Duke Energy Trading and Marketing, L.L.C., a Delaware limited liability company ("DETM").

         WHEREAS, Nevada Power and DETM are currently parties to certain Confirmation Agreements (as defined in the WSPP Agreement) and the transactions thereunder including, but not limited to, those listed on Schedule A attached hereto and made a part hereof (collectively, the "Existing Confirmation Agreements");

         WHEREAS, Nevada Power is currently in default with respect to certain of its obligations under the Existing Confirmation Agreements;

         WHEREAS, Nevada Power and DETM desire to set forth in this Confirmation Amendment certain payment and other terms that will amend and supplement the Existing Confirmation Agreements and all Confirmation Agreements executed with respect to future transactions between the parties under the WSPP Agreement (the "New Confirmation Agreements"); and

         WHEREAS, in consideration of the agreement of DETM to temporarily waive the effect of Nevada Power's default under the Existing Confirmation Agreements as set forth herein, and in consideration of Nevada Power's agreement to be bound by the terms hereof, Nevada Power and DETM have agreed to execute this Confirmation Amendment.

         NOW THEREFORE, the parties hereto agree as follows:

1.   Payment Terms Under Existing Confirmation Agreements During Delay Period.

     (a) Continued Supply. Each of Nevada Power and DETM agree to continue to deliver energy to the other under the Existing Confirmation Agreements.

     (b) Delay Period. All amounts payable by Nevada Power to DETM and by DETM to Nevada Power under the Existing Confirmation Agreements for energy delivered during the period May 1, 2002 through September 15, 2002 (the "Delay Period") shall be subject to the payment terms and conditions set forth in Sections

         1 through 3 of this Confirmation Amendment and all other provisions relating to the Delay Amount.

     (c) Payment Amounts For Delay Period Deliveries. Nevada Power shall pay DETM and DETM shall pay Nevada Power, as applicable, for energy deliveries under the Existing Confirmation Agreements during the Delay Period an amount in cash equal to the Adjusted Net Cash Payment Price per megawatt hour, as set forth on Schedule B attached hereto and made a part hereof (each such payment being a "Delay Period Payment"). Such payments from Nevada Power and from DETM shall be netted on each applicable Delay Period Payment date, such that Nevada Power shall pay to DETM the net amount outstanding from Nevada Power to DETM remaining on each such date. Except as otherwise set forth in this Confirmation Amendment, the terms and conditions of each Delay Period Payment shall be as set forth in the Existing Confirmation Agreements.

2.   Delay Amount Payment Terms.

     (a) Delay Amount. The "Delay Amount" is $**********, calculated as the difference between (i) the aggregate amount of all payments due from Nevada Power to DETM (after netting the payments due from DETM to Nevada Power) required during the Delay Period under the Existing Confirmation Agreements and (ii) the aggregate amount of all Delay Period Payments scheduled to be received by the DETM under Section 1(c).

     (b) Maturity and Interest. The Delay Amount, including any accrued and unpaid interest in respect thereof, shall be due and payable on December 31, 2003, Interest shall accrue on the unpaid portion of the Delay Amount beginning on June 20, 2002 at an annual rate of **********. Accrued and unpaid interest shall be payable semi-annually in cash in arrears on each December 31 and June 30, beginning December 31, 2002. If the Delay Amount is not paid in full on or before December 31, 2003, interest shall accrue on the unpaid portion of the Delay Amount from and after January 1, 2004 at an annual rate of **********. Interest shall be calculated on the basis of a year of 365 days and charged for the actual number of days elapsed through and including the date of repayment, provided that in no event shall interest paid, charged or received exceed the maximum rate of interest allowed by applicable law.

     (c) Manner of Payment. All Delay Amount payments and payments of interest thereon shall be made by wire transfer of immediately available funds. If any Delay Amount payment, including any interest payment in respect thereof, is due on a day that is not a Business Day, the payment shall be due on the next succeeding Business Day, and the extension of time shall be included in the period of time used for purposes of calculating the amount of interest payable under this Confirmation Amendment.



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EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

      (d)   Mandatory Prepayments.

            (i) DETM's Pro Rata Portion. In this Section 2(d), "DETM's Pro Rata Portion" means a fraction, the numerator of which is equal to the Delay Amount and the denominator of which is equal to the aggregate amount of the Delay Amounts of all existing energy suppliers ("Continuing Suppliers") who are parties to a master agreement with Nevada Power and who have not terminated their respective master agreements and who continue to deliver energy to Nevada Power under the existing terms and conditions thereof (except for any amendments permitted under Section 3 (a)(ii) hereof) (the "Aggregate Delay Amount A").

            (ii) October Mandatory Prepayment. On or before October 25, 2002, Nevada Power shall make a mandatory prepayment of the Delay Amount to DETM equal to DETM's Pro Rata Portion of Nevada Power's September Excess Cash. "September Excess Cash" means unrestricted cash and cash equivalents of Nevada Power on September 30, 2002 in excess of $75,000,000 (which amount is currently estimated to be not less than $30,000,000).

            (iii) Mandatory Prepayment from Available Cash. Until the Delay
                  Amount has been paid in full, Nevada Power shall make additional mandatory prepayments of the Delay Amount each February 15, May 15, August 15 and November 15, beginning February 15, 2003, in an amount equal to DETM's Pro Rata Portion of an amount equal to 50% of Nevada Power's Available Cash (defined below) for the prior calendar quarter. Mandatory prepayments shall be applied first to any accrued and unpaid interest on the amount of the Delay Amount to be prepaid, then to prepayment of the unpaid Delay Amount. "Available Cash" for a calendar quarter means an amount equal to Nevada Power's earnings before deduction of interest, taxes on or measured by income or gross receipts, depreciation, and amortization (as those terms are used in Generally Accepted Accounting Principles) and adjusted for deferred energy accounting as provided in Section 704.187 of the Nevada Revised Statutes, plus the aggregate net cash amount of all Asset Sale Proceeds (defined below) not previously included in the calculation of Available Cash in any prior calendar quarter, less the sum of
                  (A) Nevada Power's cash interest expense, including the amount of any scheduled interest payments from Nevada Power to NVP Capital I and NVP Capital III (each a "Trust Preferred Vehicle"); (B) scheduled principal payments by Nevada Power of its indebtedness, including any scheduled maturities arising from a refinancing and excluding any maturities, or any portion thereof, that are refinanced or extended); (C) income taxes paid by Nevada Power (less any tax refunds received);
                  (D) capital expenditures of Nevada Power; (E) other cash disbursements of Nevada Power required in the ordinary course of business; and (F) an amount equal to the amount of cash that is required to maintain a $50,000,000 balance of cash available to Nevada Power as of the last day of the quarter. "Asset Sale Proceeds" means the amount in excess of $25,000,000 in aggregate net proceeds received by Nevada Power from sales of its assets, individually or in the aggregate from the date of this Confirmation Amendment, excluding the net proceeds received by Nevada Power from any asset sale resulting in $5,000,000 or less of net cash proceeds to Nevada Power and excluding the net proceeds received by Nevada Power from any sale of accounts receivable that is reasonably necessary for Nevada Power to effectuate at such time to have sufficient funds to prudently operate its business.

            (iv) Mandatory Prepayment from Excess Financing Proceeds. Nevada Power shall, within 7 Business Days after it receives any Excess Financing Proceeds, prepay the Aggregate Delay Amount A by an amount equal to any Excess Financing Proceeds and shall pay DETM an amount equal to DETM's Pro Rata Portion of the amount of the Aggregate Delay Amount A. "Excess Financing Proceeds" means, with respect to any financing (including any sale of accounts receivable that is excluded from the definition of Asset Sale Proceeds) other than a refinancing, exchange, defeasance or modification of existing indebtedness limited to an amount equal to such existing indebtedness, an amount equal to the excess of (A) the net proceeds of any financing that Nevada Power receives over (B) the sum of (I) the total amount of all indebtedness (including principal and interest) of Nevada Power with a scheduled maturity, without acceleration, within 75 days of the date on which Nevada Power receives the financing proceeds (unless such indebtedness is reasonably anticipated to be paid with other sources of funds or extended or refinanced within such 75-day period), (II) an amount equal to Nevada Power's total actual capital expenditures for the 12 months immediately preceding the month during which Nevada Power receives the financing proceeds and
                  (III) an amount equal to the amount of such cash proceeds required by the Revolver (as defined below) to be used to prepay Revolving Indebtedness (as defined below). "Indebtedness" shall have the meaning assigned to such term in the Revolver. "Revolver" means the amount of Indebtedness that is outstanding pursuant to the Credit Agreement, dated as of November 30, 2001, by and among the Nevada Power, the Lenders parties thereto from time to time (the "Lenders"), Union Bank of California, N.A., as Sole Bookrunner and Administrative Agent for the Lenders, Wells Fargo Bank, N.A., as Syndication Agent, Bank One, NA, BNP Paribas and Mellon Bank, N.A., as Co-Documentation Agents, and Union Bank of California, N.A. and Wells Fargo Bank, N.A., as Co-Lead Arrangers, as amended, replaced or refinanced in whole or in part from time to time. "Revolving Indebtedness" means the amount of Indebtedness that is outstanding pursuant to the Revolver.

      (e) Restriction on Prepayment of Other Debt. Nevada Power shall not (i) prepay any of its indebtedness (other than a refinancing, exchange, defeasance or modification of its existing indebtedness limited to an amount equal to such existing indebtedness or any prepayment of the Aggregate Delay Amount A) or (ii) repay or prepay any of its Revolving Indebtedness unless it prepays the Aggregate Delay Amount A on a pro rata basis based on the amounts outstanding at such time. "Prepay" means pay any indebtedness more than 45 days prior to the scheduled maturity date of the indebtedness. Notwithstanding the foregoing, Nevada Power may repay any Revolving Indebtedness in the ordinary course of business so long as the current amount available for borrowing thereunder (whether or not drawn) is not reduced.

      (f) Optional Prepayment of Delay Amount. Nevada Power may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding Delay Amount due under this Confirmation Amendment. Any optional prepayment shall be applied first to accrued and unpaid interest on the amount of the prepayment, calculated as of the date of the prepayment, and then to the Delay Amount.

      (g) Distribution of Payments. Any payment (whether optional or mandatory) of the Delay Amount or any portion of the Aggregate Delay Amount A shall be distributed pro rata among all Continuing Suppliers based on each Continuing Supplier's Pro Rata Portion of the Aggregate Delay Amount A.

3.   Covenants During Delay Period.

      (a)   Nevada Power. Nevada Power covenants and agrees with DETM:

            (i) Limitation on Dividends. For as long as any portion of the Delay Amount remains unpaid, Nevada Power shall not declare any dividends or make any dividend payments or other payments on account of any of its equity securities except: (A) payments to Sierra Pacific to enable Sierra Pacific to pay its reasonable fees and expenses (including, but not limited to, interest on Sierra Pacific's indebtedness and payment obligations on account of Sierra Pacific's premium income equity securities) incurred in the ordinary course of business in the calendar year 2003, which fees and expenses for calendar year 2003 shall not be greater than $20,000,000; and (B) currently scheduled payments to any Trust Preferred Vehicle.

            (ii) Limitation on Other Agreements and Payments. For as long as any portion of the Delay Amount remains unpaid, Nevada Power shall not enter into any agreement with or make any payments to any Continuing Supplier of energy to Nevada Power (whether or not the supplier is a party to an amendment to the applicable master agreement with Nevada Power in a form substantially similar to the provisions of this Confirmation Amendment relating to the Delay Amount) on any terms more advantageous to the Continuing Supplier than the terms set forth in this Confirmation Amendment

            (other than with respect to documentation of or payment for energy or gas transactions in addition to existing contractual quantities supplied to Nevada Power after May 1, 2002, which documentation shall not contain terms with respect to the Delay Amount more advantageous to the Continuing Supplier than the terms set forth in this Confirmation Amendment with respect thereto).

            (iii) Best Efforts. Nevada Power represents that it is not legally necessary to obtain the approval of the Public Utility Commission of Nevada to this Confirmation Amendment, provided that Nevada Power agrees to use its reasonable best efforts to obtain such approval if DETM requests, and, if DETM requests such approval, DETM shall reasonably cooperate with Nevada Power in obtaining such approval.

      (b) DETM. DETM temporarily waives the effect of any and all Nevada Power defaults or breaches of the Existing Confirmation Agreements existing on the date of this Confirmation Amendment or as of any prior date, until the earlier of (i) the date an Event of Default (as hereinafter defined) occurs or (ii) December 31, 2003, after which the waiver contained in this section shall end and be of no further force and effect, and the terms of the Existing Confirmation Agreements (as amended by this Confirmation Amendment) shall govern any such default or breach thereof by Nevada Power; provided that if the Delay Amount has been repaid in full prior to such earlier date, the waiver shall become permanent in all respects.

4.   Payment Terms Under New Confirmation Agreements.

      (a)   [****]

            (i)  [****]


      (b)   [****]

            (i)  [****]
            (ii) [****]


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EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

      (c)   [****]

5.   Representations and Warranties.

      (a) Nevada Power. Nevada Power represents and warrants that it has the right, power, and corporate authority to enter into and perform its obligations under this Confirmation Amendment. Nevada Power's execution, delivery and performance of this Agreement has been duly authorized, no further action is necessary on the part of Nevada Power and no consents or other approvals are required to be obtained in connection therewith. The execution and delivery of this Confirmation Amendment does not contravene, or constitute a default under, any provision of applicable law or regulation or its organizational documents or any material agreement, judgment, injunction, order, decree or other instrument binding upon it or result in any creation or imposition of any lien on any of its assets. This Confirmation Amendment has been duly and validly executed and delivered by Nevada Power and, assuming the due execution and delivery by the other party hereto, constitutes a valid and binding obligation of Nevada Power, enforceable against it in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, receivership or other similar laws affecting creditors' rights generally and equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law).


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EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

      (b) DETM. DETM represents and warrants to Nevada Power that DETM has the right, power, and authority to enter into and perform its obligations under this Confirmation Amendment. The execution, delivery and performance of this Confirmation Amendment by DETM has been duly authorized, no further action is necessary on the part of DETM and no consents or other approvals are required to be obtained in connection therewith. The execution and delivery of this Confirmation Amendment does not contravene, or constitute a default under, any provision of applicable law or regulation or its organizational documents or any material agreement, judgment, injunction, order, decree or other instrument binding upon it or result in any creation or imposition of any lien on any of its assets. This Confirmation Amendment has been duly and validly executed and delivered by DETM and, assuming the due execution and delivery by the other party hereto, constitutes a valid and binding obligation of DETM, enforceable against it in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, receivership or other similar laws affecting creditors' rights generally and equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law).

6.   Defaults.

      (a) Events of Default. In addition to the Events of Default under the WSPP Agreement, the occurrence of any one or more of the following events shall also constitute an Event of Default by Nevada Power under all Confirmation Agreements between Nevada Power and DETM until such time as the Delay Amount is fully repaid and all energy and gas have been delivered and paid for under the Covered Short Positions (with respect to subsections (i) through (vi) below) and until such time as the Delay Amount is fully repaid (with respect to subsections (v) and (vi) below):

            (i) If Nevada Power fails to pay or prepay when due any amount under this Confirmation Amendment, including, without limitation, any Delay Period Payment, the Delay Amount, any Mandatory Prepayment of the Delay Amount, any interest thereon, or any prepayment for energy under a New Confirmation Agreement.

            (ii) Nevada Power defaults in any other of its obligations under this Confirmation Amendment and any such default continues for five (5) days.

            (iii) A default, event of default or other similar event or condition of Nevada Power with respect to any indebtedness for borrowed money which results in such indebtedness becoming immediately due and payable has occurred and is continuing.

            (iv) A default, event of default or other similar event or condition of Nevada Power with respect to any other agreement between Nevada Power and DETM or any of its affiliates has occurred and is continuing, including, without limitation, under the Marketing Services Agreement or the Master Gas Agreement.

            (v) Nevada Power enters into any agreement with or makes any payment to any supplier of energy to Nevada Power that has terminated or subsequent to the date of this Agreement terminates its contract with Nevada Power (a "Terminated Supplier") which provides for any payment to or any collateral for the Terminated Supplier other than interest on any termination or settlement payment owed to such Terminated Supplier at a per annum rate no greater that **** and no more frequently than as interest is paid on the Delay Amount.

            (vi) Sierra Pacific uses any amounts received by it from Nevada Power to make any dividends or other payment on account of its common stock or executes any amendment to any agreement to which it is a party if such amendment would alter any payment obligation of it, unless such alteration would be to its benefit and not increase its cash payment obligations to such party from and after the date of this Agreement through the calendar year 2003.

      (b) Notice of Default. Nevada Power shall notify DETM in writing promptly of the occurrence of any Event of Default by it.

      (c) Remedies. In addition to the rights and remedies upon an Event of Default set forth in the WSPP Agreement and in any Confirmation Agreement and at law and in equity, upon the occurrence of an Event of Default of Nevada Power, (i) the Delay Amount, together with all unpaid interest and all other amounts payable hereunder, shall automatically become due and payable forthwith, without presentment, demand, notice, protest or other requirement of any kind, all of which are expressly waived by Nevada Power and (ii) DETM may exercise any and all rights and remedies available to it under applicable law, including the right to collect from Nevada Power all sums due under the Existing Confirmation Agreements. Upon the occurrence of an Event of Default, the non-defaulting party may, without prior notice and in addition to and not in limitation of its other rights and remedies, setoff (including, without limitation, by setoff, offset, combination of accounts, deduction, counterclaim, retention or withholding across or within each or all agreements) any and all sums or obligations (whether arising under this Confirmation Amendment, the Confirmation Agreements or any other agreement and whether matured or unmatured) owed or otherwise accrued by the defaulting party to the non-defaulting party or any of its affiliates against any sums or obligations owed or otherwise accrued by the non-defaulting party or any of its affiliates to the defaulting party. Nevada Power shall pay all reasonable costs and expenses of collection incurred by or on behalf of the DETM as a result of an Event of Default, including reasonable attorney's fees. In the event either of the parties hereto becomes entitled to receive or does receive any Termination Payment pursuant to Section 22.3 of the WSPP Agreement, then the Delay Amount shall be reduced by the portion thereof attributable to any energy


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

         deliveries that are scheduled to be made pursuant to each Existing Confirmation Agreement during the Delay Period by such party but which are not made.

7.   Miscellaneous.

      (a) Limitation on Waiver. The rights and remedies of DETM under this Confirmation Amendment shall be cumulative and not alternative. No waiver by DETM of any right or remedy under this Confirmation Amendment shall be effective unless in a writing signed by DETM. No failure to exercise, delay in exercising, or single or partial exercise of any right or remedy by DETM, and no course of dealing between DETM on the one hand and Nevada Power on the other hand, shall constitute a waiver of, or shall preclude any other or further exercise of the same right or remedy.

      (b) Confirmation Amendment. This Confirmation Amendment may be amended, modified or supplemented only in writing, signed by each of the parties hereto.

      (c) Notices. Notices given under this Confirmation Amendment, including any notice of a change of address, shall be addressed as provided under the applicable Confirmation Agreement and to the additional addressees:

            (i) if to Nevada Power, to William E. Peterson, Sr. V.P. & General Counsel, 6100 Neil Road, P.O. Box 10100, Reno, NV 89520-0024,
                  Fax: (775)834-5959, email: wpeterson@sierrapacific.com; and

            (ii) if to DETM, to Duke Energy Marketing and Trading, L.L.C. to JoAnn Russell, General Counsel, 5400 Westheimer Court, Houston, TX 77056-5310, Fax: (713) 627-5122, email:
                  jprussell@duke-energy.com.

      (d) Severability. If any term, provision, covenant or restriction of this Confirmation Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (e) Governing Law. This Confirmation Amendment shall be governed by and construed in accordance with the laws of the State of Utah, without regard to the conflicts of laws rules thereof.

      (f) Assignment. Nevada Power may not assign or transfer this Confirmation Amendment or the obligations owing thereunder without the prior written consent of DETM in its sole discretion. DETM may assign or transfer this Confirmation

         Amendment or any obligations owing thereunder to any affiliate so long as such entity has a credit status which, in Nevada Power's reasonable opinion, is at least as high as that of DETM.

      (g)   Parties Bound. This Confirmation Amendment shall bind Nevada
         Power and DETM and their respective successors and assigns. The Existing Confirmation Agreements and all transactions thereunder, as amended hereby, are hereby reaffirmed by each of Nevada Power and DETM and remain in full force and effect.

      (h) Section Headings. The headings in this Confirmation Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (i) References. All words used in this Confirmation Amendment shall be construed to be of such number and gender as the context requires or permits. Unless a particular context clearly provides otherwise, the words "hereof" and "hereunder" and similar references refer to this Confirmation Amendment in its entirety and not to any specific section or subsection hereof.

      (j) Definitions. All capitalized terms not defined herein shall have the meaning ascribed to them in the WSPP Agreement.


      (k) Counterparts. This Confirmation Amendment may be executed in counterparts, and upon execution by all the parties, each counterpart shall have the same force and effect as if all parties signed the same instrument.


                            [signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Confirmation Amendment as of the date first stated above.

                                    NEVADA POWER COMPANY

                                    By:____________________________
                                    Name:__________________________
                                    Title:



                                    DUKE ENERGY TRADING AND MARKETING, L.L.C.

                                    By:____________________________
                                    Name:
                                    Title:

                                   SCHEDULE A
                        EXISTING CONFIRMATION AGREEMENTS


                                     [***]


























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EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

                                   SCHEDULE B
                        ADJUSTED NET CASH PAYMENT PRICES



                                     [***]



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EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

                                   SCHEDULE C
                             COVERED SHORT POSITIONS


                                 (see attached)

[DUKE ENERGY LOGO]                                                  [MOBIL LOGO]

                             CONFIRMATION AGREEMENT

SELLER:       Duke Energy Trading and Marketing, L.L.C.           BUYER:            Nevada Power Company
              4 Triad Center, Suite 1000                                            P.O. Box 230
              Salt Lake City, UT  84180                                             Las Vegas, NV 89151-0230


Attn:         Scott Krantz                                        Attn:             Mike Smart
Phone:        (801) 531-5467                                      Phone:            (702) 367-5880
Fax:          (801) 531-5490                                      Fax:              (702) 367-5869

This letter shall confirm transactions arranged on June 4, 2002 between Duke Energy Trading and Marketing, L.L.C. (DETM) and Nevada Power Company (NPC). The terms and conditions of this transaction are as follows:

DETM to sell and deliver and NPC to purchase and receive power under five (5) simultaneous block transactions covered by this confirmation under the details and terms contained herein.

BLOCK #1

DELIVERY RATE:                 175 Megawatts Per Hour

CONTRACT QUANTITY:             36,400 Total Megawatt Hours

DELIVERY TERM:                 June 15, 2002 - June 30, 2002

CONTRACT SCHEDULE:             Monday - Saturday

                               HE 07:00 - HE 22:00 PPT
                               Excluding NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
BLOCK #2                       terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

DELIVERY RATE:                 300 Megawatts Per Hour

CONTRACT QUANTITY:             76,800 Total Megawatt Hours

DELIVERY TERM:                 June 15, 2002 - June 30, 2002

CONTRACT SCHEDULE:             Monday - Sunday

                               HE 07:00 - HE 22:00 PPT
                               All Days, Including NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

BLOCK #3

DELIVERY RATE:                 350 Megawatts Per Hour

CONTRACT QUANTITY:             56,000 Total Megawatt Hours

DELIVERY TERM:                 June 15, 2002 - June 30, 2002

CONTRACT SCHEDULE:             Monday - Sunday
                               HE 11:00 - HE 20:00 PPT
                               All Days, Including NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

BLOCK #4

DELIVERY RATE:                 350 Megawatts Per Hour

CONTRACT QUANTITY:             16,800 Total Megawatt Hours

DELIVERY TERM:                 June 15, 2002 - June 30, 2002

CONTRACT SCHEDULE:             Sundays and NERC Holidays only.
                               HE 08:00 - HE 23:00 PPT

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

BLOCK #5

DELIVERY RATE:                 350 Megawatts Per Hour

CONTRACT QUANTITY:             16,800 Total Megawatt Hours

DELIVERY TERM:                 June 15, 2002 - June 30, 2002

CONTRACT SCHEDULE:             Sundays and NERC Holidays only.
                               HE 09:00 - HE 24:00 PPT

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

SPECIAL TERMS &
CONDITIONS:

This Confirmation Agreement is being provided pursuant to, in accordance with and is subject to the Western System Power Pool Agreement ("Agreement") as may be amended from time to time and as supplemented and modified herein, and that certain Master Amendment to Confirmation Agreements by and between Buyer and Seller, dated June 4, 2002, and constitutes part of and is subject to all of the terms and provisions of such Agreements. Terms used but not defined herein shall have the meanings ascribed to them in the Agreements.

In the event of a conflict between this Confirmation Agreement and the WSPP Agreement, this Confirmation Agreement shall govern.

Please confirm that the terms and conditions stated herein accurately reflect your understanding of our agreement by signing and returning by facsimile to Duke Energy Trading and Marketing, L.L.C. at (801) 531-5490.

By:

    ___________________________________________        Date: ___________________
      Duke Energy Trading and Marketing, L.L.C.
By:

    ___________________________________________        Date: ___________________
      Nevada Power Company


If the description contained in this Confirmation Agreement is contrary to your understanding of the agreement, please notify DETM via telecopy by the close of the fifth business day following your receipt of this Confirmation Agreement. Your failure to notify DETM of any such contrary understanding by such time constitutes your confirmation of the transaction as described above.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

[DUKE ENERGY LOGO]                                                  [MOBIL LOGO]

                             CONFIRMATION AGREEMENT

SELLER:       Duke Energy Trading and Marketing, L.L.C.           BUYER:            Nevada Power Company
              4 Triad Center, Suite 1000                                            P.O. Box 230
              Salt Lake City, UT  84180                                             Las Vegas, NV 89151-0230


Attn:         Scott Krantz                                        Attn:             Mike Smart
Phone:        (801) 531-5467                                      Phone:            (702) 367-5880
Fax:          (801) 531-5490                                      Fax:              (702) 367-5869

This letter shall confirm transactions arranged on June 4, 2002 between Duke Energy Trading and Marketing, L.L.C. (DETM) and Nevada Power Company (NPC). The terms and conditions of this transaction are as follows:

DETM to sell and deliver and NPC to purchase and receive power under five (5) simultaneous block transactions covered by this confirmation under the details and terms contained herein.

BLOCK #1

DELIVERY RATE:                 250 Megawatts Per Hour

CONTRACT QUANTITY:             104,000 Total Megawatt Hours

DELIVERY TERM:                 July 1, 2002 - July 31, 2002

CONTRACT SCHEDULE:             Monday - Saturday
                               HE 07:00 - HE 22:00 PPT
                               Excluding NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

BLOCK #2

DELIVERY RATE:                 300 Megawatts Per Hour

CONTRACT QUANTITY:             148,800 Total Megawatt Hours

DELIVERY TERM:                 July 1, 2002 - July 31, 2002

CONTRACT SCHEDULE:             Monday - Sunday
                               HE 07:00 - HE 22:00 PPT
                               All Days, Including NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

BLOCK #3

DELIVERY RATE:                 350 Megawatts Per Hour

CONTRACT QUANTITY:             108,500 Total Megawatt Hours

DELIVERY TERM:                 July 1, 2002 - July 31, 2002

CONTRACT SCHEDULE:             Monday - Sunday
                               HE 11:00 - HE 20:00 PPT
                               All Days, Including NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

BLOCK #4

DELIVERY RATE:                 350 Megawatts Per Hour

CONTRACT QUANTITY:             28,000 Total Megawatt Hours

DELIVERY TERM:                 July 1, 2002 - July 31, 2002

CONTRACT SCHEDULE:             Sundays and NERC Holidays only.
                               HE 08:00 - HE 23:00 PPT

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

BLOCK #5

DELIVERY RATE:                 350 Megawatts Per Hour

CONTRACT QUANTITY:             28,000 Total Megawatt Hours

DELIVERY TERM:                 July 1, 2002 - July 31, 2002

CONTRACT SCHEDULE:             Sundays and NERC Holidays only.
                               HE 09:00 - HE 24:00 PPT

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.


SPECIAL TERMS &
CONDITIONS:

This Confirmation Agreement is being provided pursuant to, in accordance with and is subject to the Western System Power Pool Agreement ("Agreement") as may be amended from time to time and as supplemented and modified herein, and that certain Master Amendment to Confirmation Agreements by and between Buyer and Seller, dated June 4, 2002, and constitutes part of and is subject to all of the terms and provisions of such Agreements. Terms used but not defined herein shall have the meanings ascribed to them in the Agreements.

In the event of a conflict between this Confirmation Agreement and the WSPP Agreement, this Confirmation Agreement shall govern.

Please confirm that the terms and conditions stated herein accurately reflect your understanding of our agreement by signing and returning by facsimile to Duke Energy Trading and Marketing, L.L.C. at (801) 531-5490.

By:

    ___________________________________________        Date: ___________________
      Duke Energy Trading and Marketing, L.L.C.
By:

    ___________________________________________        Date: ___________________
      Nevada Power Company


If the description contained in this Confirmation Agreement is contrary to your understanding of the agreement, please notify DETM via telecopy by the close of the fifth business day following your receipt of this Confirmation Agreement. Your failure to notify DETM of any such contrary understanding by such time constitutes your confirmation of the transaction as described above.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

[DUKE ENERGY LOGO]                                                  [MOBIL LOGO]

                             CONFIRMATION AGREEMENT

SELLER:       Duke Energy Trading and Marketing, L.L.C.           BUYER:            Nevada Power Company
              4 Triad Center, Suite 1000                                            P.O. Box 230
              Salt Lake City, UT  84180                                             Las Vegas, NV 89151-0230


Attn:         Scott Krantz                                        Attn:             Mike Smart
Phone:        (801) 531-5467                                      Phone:            (702) 367-5880
Fax:          (801) 531-5490                                      Fax:              (702) 367-5869

This letter shall confirm transactions arranged on June 4, 2002 between Duke Energy Trading and Marketing, L.L.C. (DETM) and Nevada Power Company (NPC). The terms and conditions of this transaction are as follows:

DETM to sell and deliver and NPC to purchase and receive power under five (5) simultaneous block transactions covered by this confirmation under the details and terms contained herein.

BLOCK #1

DELIVERY RATE:                 250 Megawatts Per Hour

CONTRACT QUANTITY:             108,000 Total Megawatt Hours

DELIVERY TERM:                 August 1, 2002 - August 31, 2002

CONTRACT SCHEDULE:             Monday - Saturday
                               HE 07:00 - HE 22:00 PPT
                               Excluding NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

BLOCK #2

DELIVERY RATE:                  300 Megawatts Per Hour

CONTRACT QUANTITY:              148,800 Total Megawatt Hours

DELIVERY TERM:                 August 1, 2002 - August 31, 2002

CONTRACT SCHEDULE:             Monday - Sunday
                               HE 07:00 - HE 22:00 PPT
                               All Days, Including NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

BLOCK #3

DELIVERY RATE:                 350 Megawatts Per Hour

CONTRACT QUANTITY:             108,500 Total Megawatt Hours

DELIVERY TERM:                 August 1, 2002 - August 31, 2002

CONTRACT SCHEDULE:             Monday - Sunday
                               HE 11:00 - HE 20:00 PPT
                               All Days, Including NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

BLOCK #4

DELIVERY RATE:                 350 Megawatts Per Hour

CONTRACT QUANTITY:             22,400 Total Megawatt Hours

DELIVERY TERM:                 August 1, 2002 - August 31, 2002

CONTRACT SCHEDULE:             Sundays and NERC Holidays only.
                               HE 08:00 - HE 23:00 PPT

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

BLOCK #5

DELIVERY RATE:                 350 Megawatts Per Hour

CONTRACT QUANTITY:             22,400 Total Megawatt Hours

DELIVERY TERM:                 August 1, 2002 - August 31, 2002

CONTRACT SCHEDULE:             Sundays and NERC Holidays only.
                               HE 09:00 - HE 24:00 PPT

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

SPECIAL TERMS &
CONDITIONS:

This Confirmation Agreement is being provided pursuant to, in accordance with and is subject to the Western System Power Pool Agreement ("Agreement") as may be amended from time to time and as supplemented and modified herein, and that certain Master Amendment to Confirmation Agreements by and between Buyer and Seller, dated June 4, 2002, and constitutes part of and is subject to all of the terms and provisions of such Agreements. Terms used but not defined herein shall have the meanings ascribed to them in the Agreements.

In the event of a conflict between this Confirmation Agreement and the WSPP Agreement, this Confirmation Agreement shall govern.

Please confirm that the terms and conditions stated herein accurately reflect your understanding of our agreement by signing and returning by facsimile to Duke Energy Trading and Marketing, L.L.C. at (801) 531-5490.

By:

    ___________________________________________        Date: ___________________
      Duke Energy Trading and Marketing, L.L.C.
By:

    ___________________________________________        Date: ___________________
      Nevada Power Company


If the description contained in this Confirmation Agreement is contrary to your understanding of the agreement, please notify DETM via telecopy by the close of the fifth business day following your receipt of this Confirmation Agreement. Your failure to notify DETM of any such contrary understanding by such time constitutes your confirmation of the transaction as described above.


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

[DUKE ENERGY LOGO]                                                  [MOBIL LOGO]

                             CONFIRMATION AGREEMENT

SELLER:       Duke Energy Trading and Marketing, L.L.C.           BUYER:            Nevada Power Company
              4 Triad Center, Suite 1000                                            P.O. Box 230
              Salt Lake City, UT  84180                                             Las Vegas, NV 89151-0230


Attn:         Scott Krantz                                        Attn:             Mike Smart
Phone:        (801) 531-5467                                      Phone:            (702) 367-5880
Fax:          (801) 531-5490                                      Fax:              (702) 367-5869

This letter shall confirm transactions arranged on June 4, 2002 between Duke Energy Trading and Marketing, L.L.C. (DETM) and Nevada Power Company (NPC). The terms and conditions of this transaction are as follows:

DETM to sell and deliver and NPC to purchase and receive power under four (4) simultaneous block transactions covered by this confirmation under the details and terms contained herein.

BLOCK #1

DELIVERY RATE:                 250 Megawatts Per Hour

CONTRACT QUANTITY:             96,000 Total Megawatt Hours

DELIVERY TERM:                 September 1, 2002 - September 30, 2002

CONTRACT SCHEDULE:             Monday - Saturday
                               HE 07:00 - HE 22:00 PPT
                               Excluding NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

BLOCK #2

DELIVERY RATE:                 150 Megawatts Per Hour

CONTRACT QUANTITY:             45,000 Total Megawatt Hours

DELIVERY TERM:                 September 1, 2002 - September 30, 2002

CONTRACT SCHEDULE:             Monday - Sunday
                               HE 11:00 - HE 20:00 PPT
                               All Days, Including NERC Holidays

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.


BLOCK #3

DELIVERY RATE:                 250 Megawatts Per Hour

CONTRACT QUANTITY:             24,000 Total Megawatt Hours

DELIVERY TERM:                 September 1, 2002 - September 30, 2002

CONTRACT SCHEDULE:             Sundays and NERC Holidays only.
                               HE 08:00 - HE 23:00 PPT

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.

BLOCK #4

DELIVERY RATE:                 250 Megawatts Per Hour

CONTRACT QUANTITY:             24,000 Total Megawatt Hours

DELIVERY TERM:                 September 1, 2002 - September 30, 2002

CONTRACT SCHEDULE:             Sundays and NERC Holidays only.
                               HE 09:00 - HE 24:00 PPT

PRICE:                         $**********

DELIVERY POINT:                ****

SCHEDULING:                    Duke Energy Trading and Marketing L.L.C. 24-Hour
                               Dispatch: (801) 531-5130. Preschedules and control area information will be confirmed by DETM and NPC by 12:00pm PPT on the appropriate scheduling day prior to the day of delivery.

TYPE OF SERVICE:               ****

PAYMENT TERMS:                 Payment shall be made according to the payment
                               terms set forth in Section 4 of that certain
                               Master Amendment to Confirmation Agreements by and between NPC and DETM, dated June 4, 2002.


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

SPECIAL TERMS &
CONDITIONS:

This Confirmation Agreement is being provided pursuant to, in accordance with and is subject to the Western System Power Pool Agreement ("Agreement") as may be amended from time to time and as supplemented and modified herein, and that certain Master Amendment to Confirmation Agreements by and between Buyer and Seller, dated June 4, 2002, and constitutes part of and is subject to all of the terms and provisions of such Agreements. Terms used but not defined herein shall have the meanings ascribed to them in the Agreements.

In the event of a conflict between this Confirmation Agreement and the WSPP Agreement, this Confirmation Agreement shall govern.

Please confirm that the terms and conditions stated herein accurately reflect your understanding of our agreement by signing and returning by facsimile to Duke Energy Trading and Marketing, L.L.C. at (801) 531-5490.

By:

    ___________________________________________        Date: ___________________
      Duke Energy Trading and Marketing, L.L.C.
By:

    ___________________________________________        Date: ___________________
      Nevada Power Company


If the description contained in this Confirmation Agreement is contrary to your understanding of the agreement, please notify DETM via telecopy by the close of the fifth business day following your receipt of this Confirmation Agreement. Your failure to notify DETM of any such contrary understanding by such time constitutes your confirmation of the transaction as described above.

                                   SCHEDULE D
                              CERTAIN TRANSACTIONS

                                 (see attached)

                                 ATTACHMENT "A"

                                     to the

                      NATURAL GAS SALES/PURCHASE AGREEMENT

                               Dated: July 1, 1996

                           DETM Agreement No. GSA 176


Seller                                          Buyer
------                                          -----
DUKE ENERGY TRADING AND MARKETING, L.L.C.       NEVADA POWER COMPANY
4 Triad Center, Suite 1000                      6100 Neil Road
Salt Lake City, UT  84180                       Reno, NV  89520
Representative:  Steve Bateson                  Representative: Mike Smart
Fax Number:  (801) 531-5490                     Fax Number:  (702) 367-5869


EXHIBIT DATE:           June 4, 2002


TERM:                   June 15, 2002 (8:00 a.m. MST) through October 1, 2002
                        (7:59 a.m. MST)


SERVICE LEVEL:          Firm Obligation


PRICE: From June 15, 2002 (8:00 a.m. MST) through July 1, 2002 (7:59 a.m. MST), the Price shall be **** per MMBtu.

                        From July 1, 2002 (8:00 a.m. MST) through August 1, 2002 (7:59 a.m. MST), the Price shall be **** per MMBtu.

                        From August 1, 2002 (8:00 a.m. MST) through September 1, 2002 (7:59 a.m. MST), the Price shall be **** per MMBtu.

                        From September 1, 2002 (8:00 a.m. MST) through October 1, 2002 (7:59 a.m. MST), the Price shall be **** per MMBtu.


QUANTITY:               From June 15, 2002 (8:00 a.m. MST) through July 1, 2002
                        (7:59 a.m. MST), the Quantity shall be ***** MMBtu per day.

                        From July 1, 2002 (8:00 a.m. MST) through October 1, 2002 (7:59 a.m. MST), the Quantity shall be ***** MMBtu per day.


POINT(S) OF DELIVERY:   *****


CONFIRMATION
PROVISION:              Notwithstanding any provision to the contrary in the
                        above-referenced Natural Gas Sales/Purchase Agreement dated July 1, 1996, Nevada Power Company (NPC) and Duke
                        Energy Trading and Marketing, L.L.C. (DETM) agree that
                        DETM


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS (***) DENOTE SUCH OMISSIONS.

                        shall provide the Attachment "A" for this transaction.

PAYMENT PROVISION:      Payment shall be made according to the payment terms set
                        forth in Section 4 of that certain Master Amendment to Confirmation Agreements by and between DETM and NPC, dated June 4, 2002.

CONFLICT:               In the event of a conflict between the above-referenced
                        Natural Gas Sales/Purchase Agreement dated July 1, 1996 and this Attachment "A," this Attachment "A" shall govern.

THIS ATTACHMENT "A" IS BEING PROVIDED PURSUANT TO, IN ACCORDANCE WITH, AND IS SUBJECT TO THE ABOVE-REFERENCED NATURAL GAS SALES/PURCHASE AGREEMENT DATED JULY 1, 1996 AS MAY BE AMENDED FROM TIME TO TIME AND AS SUPPLEMENTED AND MODIFIED HEREIN, AND THAT CERTAIN MASTER AMENDMENT TO CONFIRMATION AGREEMENTS BY AND BETWEEN DETM AND NPC, DATED JUNE 4, 2002.

IF THE DESCRIPTION CONTAINED IN THIS EXHIBIT "A" IS CONTRARY TO YOUR UNDERSTANDING OF THE AGREEMENT, PLEASE NOTIFY DETM VIA TELECOPY BY THE CLOSE OF THE SECOND BUSINESS DAY FOLLOWING YOUR RECEIPT OF THIS EXHIBIT "A." YOUR FAILURE TO NOTIFY DETM OF ANY SUCH CONTRARY UNDERSTANDING BY SUCH TIME CONSTITUTES YOUR CONFIRMATION OF THE TRANSACTION AS DESCRIBED ABOVE.


ACCEPTED and AGREED to:


Seller                                          Buyer

DUKE ENERGY TRADING AND MARKETING, L.L.C. NEVADA POWER COMPANY


By:   _______________________________     By:   ______________________________


Date: _______________________________     Date: ______________________________